                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


   As independent certified public accountants, we hereby consent to the use of our auditors' report (and to all references to our Firm) included in or made a part of this Form S-1 registration statement/prospectus.

ARTHUR ANDERSEN LLP

Miami, Florida,
September 28, 2001.